Press Release

Acucela Issues Notice of Listing Approval of Kubota Pharmaceutical Holdings
Notice is hereby given that the Tokyo Stock Exchange has approved the listing of Kubota Pharmaceutical Holdings on October 28, 2016 Japan Time
SEATTLE (October 27, 2016) — Acucela Inc. (Tokyo: 4589) (the “Company”), a clinical-stage ophthalmology company that specializes in identifying and developing novel therapeutics to treat and slow the progression of sight-threatening ophthalmic diseases, hereby gives notice that the merger agreement regarding its proposed redomicile transaction was adopted at the Annual Meeting of Shareholders of the Company held on October 18, 2016 Pacific Time in Seattle, Washington. Upon the completion of the merger, Kubota Pharmaceutical Holdings Co., Ltd. (“Kubota Holdings”) will become a publicly listed Japanese holding company. Please refer to the press releases dated March 28, 2016 “Announcement on Proposed Conversion of Japanese Subsidiary into the Holding Company of Acucela Inc. through Triangular Merger” and August 9, 2016 “Acucela Announces Official Name of Acucela Japan as Kubota Pharmaceutical Holdings Co., Ltd.” for further information.

Following the resolution at the Annual Meeting of Shareholders stated above, on October 28, 2016 Japan Time, the Tokyo Stock Exchange, Inc. (“TSE”) approved the listing of Kubota Holdings on the TSE Mothers market.
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1.	Overview of the listing entity

1)	Name of the listing entity: Kubota Pharmaceutical Holdings Co., Ltd.
(Name is anticipated to change on December 1, 2016 (Japan time))

2)	Scheduled date of listing: December 6, 2016 (Japan Time)

3)	Security code: 4596

4)	Trading unit: 100 shares per unit

2.	Anticipated schedule of the listing
November 25, 2016 (Friday) (Japan Time)    Final trading date for Company common stock
November 28, 2016 (Monday) (Japan Time)    Delisting date for Company common stock
December 1, 2016 (Thursday) (Japan Time)    Merger effective date
December 6, 2016 (Tuesday) (Japan Time)    Listing date for Kubota Holdings common stock and commencement date for trading Kubota Holdings common stock

Note: Kubota Holdings’ common stock will be technically listed on the TSE. Technical listing is a procedure that follows a corporate reorganization that creates a newly listed company on the TSE.

3.	Others
The merger is scheduled to be effective on December 1, 2016 (Japan Time), however the listing date for Kubota Holdings’ common stock is scheduled to be December 6, 2016 (Japan Time). The reason is due to administrative requirements following the issuance of Kubota Holdings’ common stock in exchange for the Company’s common stock.

The Company’s common shareholders are able to trade on the TSE until the final trading date, which is anticipated to occur on November 25, 2016 (Japan time). However, after the delisting date scheduled on November 28, 2016 (Japan Time), the Company’s shareholders will be unable to trade their shares until the listing date for Kubota Holdings’ common stock scheduled on December 6, 2016 (Japan Time).

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Upon the completion of the merger, each share of the Company’s common stock will be cancelled and converted into the right to receive one share of Kubota Holdings common stock. Therefore, shareholders will receive the same number of shares of Kubota Holdings common stock as the number of shares of the Company’s common stock that they held at the time of delisting.

END
About Acucela Inc.
Acucela Inc. (http://www.acucela.com/ or http://www.acucela.jp) is a clinical-stage ophthalmology company that specializes in identifying and developing novel therapeutics to treat and slow the progression of sight-threatening ophthalmic disorders affecting millions of people worldwide. The Company’s pipeline includes drug candidates and therapeutics for the treatment of age-related macular degeneration, cataracts, presbyopia, diabetic retinopathy, retinitis pigmentosa and Stargardt disease.

Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including with respect to the ability of the Company to consummate the proposed redomicile transaction (the “Redomicile Transaction”) and the anticipated timing thereof. Such forward-looking statements typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. Forward-looking statements are based on current expectations and assumptions. Although the Company believes that its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct, and actual results may vary materially. For example, (1) the Company may abandon the Redomicile Transaction; (2) conditions to the closing of the Redomicile Transaction may not be satisfied; (3) problems may arise in connection with the relocation of the Company’s headquarters to Japan, which may result in less effective or efficient operations; (4) the Redomicile Transaction may involve unexpected costs, unexpected liabilities or unexpected delays; (5) the Company’s business may suffer as a result of uncertainty surrounding the Redomicile Transaction; (6) the Company may not realize the anticipated benefits of the Redomicile Transaction; (7) the Redomicile Transaction may negatively impact the Company’s relationships, including with employees, suppliers, collaborators, competitors and investors; (8) the Redomicile Transaction may result in negative publicity affecting the Company’s business and the price of the Company’s common stock; (9) the Redomicile Transaction may have negative tax consequences to the Company and holders of the Company’s common stock; (10) the Company may be adversely affected by other economic, business, and/or competitive factors; and (11) the anticipated schedule for the delisting of the Company’s common stock and listing of Kubota Holdings common stock may be subject to changes or delays, as well as the other risks identified in the Company’s filings with the Securities and Exchange Commission (“SEC”). The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and other risks and uncertainties that affect the business of the Company described in the “Risk Factors” section of its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company from time to time with the SEC, as well as the risks and uncertainties described in the “Risk Factors” section of the Registration Statement on Form S-4 (File No. 333-210469) (the “Form S-4”) filed by Acucela Japan KK (to be renamed Kubota Pharmaceutical Holdings Co., Ltd. in connection with the Redomicile Transaction) with the SEC on March 30, 2016, as amended on August 12, 2016, in connection with the Redomicile Transaction, which Form S-4 was declared effective by the SEC on August 17, 2016. All forward-looking statements included in this document are based upon information available to the Company on the date hereof, and the Company does not assume any obligation to update or revise any such forward-looking statements.
Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in those statements will be achieved or will occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Except as required by law, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. You should read the documents we have filed with the SEC for more complete information about the Company. These documents are available on both the EDGAR section of the SEC’s website at www.sec.gov and the Investor Relations section of the Company’s website at ir.acucela.com. “Acucela” and the Acucela logo are registered trademarks or trademarks of Acucela Inc. in various jurisdictions.
Additional Information and Where to Find it
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior

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to registration or qualification under the securities laws of any such jurisdiction. Acucela Japan KK filed the Form S-4 with the SEC on March 30, 2016, as amended on August 12, 2016, that includes a preliminary prospectus of Acucela Japan KK and a preliminary proxy statement of the Company, and each of Acucela Japan KK and the Company also plans to file other relevant documents with the SEC regarding the Redomicile Transaction. The SEC declared the S-4 effective on August 17, 2016 and the definitive proxy statement/prospectus was first mailed to the shareholders of the Company on September 15, 2016. INVESTORS AND SECURITY HOLDERS OF ACUCELA INC. ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY AS WELL AS ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ACUCELA JAPAN KK, ACUCELA INC. AND THE REDOMICILE TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when available) filed and to be filed with the SEC from the SEC’s web site at www.sec.gov or at the Company’s web site at ir.acucela.com. Investors and security holders may also read and copy any reports, statements and other information filed by Acucela Inc. or Acucela Japan KK, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Investors and security holders may also obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Acucela Inc., 1301 Second Avenue, Suite 4200, Seattle, WA 98101, telephone (206) 805-8300.
Participants in the Merger Solicitation
Acucela Inc. and its directors and executive officers may be deemed to have participated in the solicitation of proxies from the Company’s shareholders in connection with the proposed Redomicile Transaction. Information about these persons is set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2016, and is included in the Form S-4 and in any documents subsequently filed by its directors and officers under the Securities Exchange Act of 1934, as amended. These documents can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such persons, which may be different from those of the Company’s shareholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed inversion to be filed with the SEC when they become available.

“Acucela,” the Acucela logo and “Kubota” are among the registered trademarks or trademarks of Acucela Inc. in various jurisdictions.
IR Contact:

Tomomi Sukagawa Director Investor Relations and Communications Phone: +81.3.5789.5872 Email: investor@acucela.com
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